                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-90730, 33-91084, 333-43317, 333-43319 and
333-61339), and on Form S-8 (File Nos. 33-94542, 333-10221 and 333-84537) of
Glimcher Realty Trust of our report dated February 21, 2002, relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.





PricewaterhouseCoopers LLC


Columbus, Ohio
March 8, 2002